Exhibit 10.2

SECOND AMENDMENT TO PROMISSORY NOTE

THIS SECONDAMENDMENT TO PROMISSORY NOTE (the “Amendment”) is dated as of March 2, 2021 by and between Trulieve, Inc., formerly known as George Hackney, Inc. (“Borrower”) and Traunch Four, LLC (“Lender”).

WHEREAS, Lender and Borrower are parties to that certain Promissory Note May 24, 2018 (the “Promissory Note”); and

WHEREAS, Lender and Borrower wish to amend the Promissory Note in order to extend the Maturity Date by twelve months.

NOW THEREFORE, for good and valuable consideration the sufficiency of which is herein acknowledged, Lender and Borrower hereby agree to amend the Promissory Note pursuant to this Amendment on the terms and conditions as further described herein.  Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Promissory Note.

1.	Maturity Date. Section 3 of the Promissory Note is hereby amended and replaced by the following:

“3. Maturity Date. The maturity date of this Note (“Maturity Date”) is 48 months after the Effective Date.”

2.	Payments. Section 5 of the Promissory Note is hereby amended and replaced by the following:

“5. Payments. Commencing thirty days after the initial funding, and continuing by the eleventh day of each and every month thereafter, through and including the Maturity Date, Borrower shall make a monthly payment of interest to Lender on principal amount. As of May 24, 2018, and continuing until May 24, 2022, Borrower shall make a monthly payment of interest only to Lender. A final payment of all outstanding principal, any unpaid accrued interest, shall be due and payable in full on the Maturity Date.”

3.

No Other Amendments.  In all other respects, the terms and provisions of the Promissory Note are ratified and reaffirmed hereby, are incorporated herein by this reference and shall be binding upon the parties to this Amendment.

4.

Conflicts.  Any inconsistencies or conflicts between the terms and provisions of the Promissory Note and the terms and provisions of this Amendment shall be resolved in favor of the terms and provisions of this Amendment.

5.

Execution.  The submission of this Amendment shall not constitute an offer, and this Amendment shall not be effective and binding unless and until fully executed and delivered by each of the parties hereto.  Each party represents and warrants for itself that all requisite organizational action has been taken in connection with this Amendment, and the individual or individuals signing this Amendment on behalf of the respective parties represent and warrant that they have been duly authorized to bind such party by their signature(s).

Exhibit 10.2

6.

Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Additionally, telecopied or pdf signatures may be used in place of original signatures on this Amendment.  Lender and Borrower intend to be bound by the signatures on the telecopied or pdf document, are aware that the other party will rely on the telecopied or pdf signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

7.	Modifications. This Amendment shall not be modified except in writing signed by both parties hereto.

8.

Construction.  The parties acknowledge and agree that this Amendment was negotiated by all parties, that this Amendment shall be interpreted as if it was drafted jointly by all of the parties, and that neither this Amendment, nor any provision within it, shall be construed against any party or its attorney because it was drafted in whole or in part by any party or its attorney.

9.	Governing Law. This Amendment shall be governed, construed and interpreted in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the day and year first above written.

LENDER:

TRAUNCH FOUR, LLC

By:
Name:	Kim Rivers
Title:	Manager

BORROWER:

TRULIEVE, INC.,

By:
Name:	Eric Powers
Title:	Secretary

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